Exhibit 99.3


                                  CERTIFICATION
      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Acto Digital Video U.S.A. Inc. (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003 (the Form10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2004


                                /s/ Joseph P. O'Connor
                                -------------------------------
                                Joseph P. O'Connor, President
                                (Chief Executive Officer of Ideal Accents, Inc.)


Dated: May 15, 2004

                              /s/ Ayaz M. Somani
                                -------------------------------
                                Ayaz M. Somani, Chief Financial Officer
                                (Chief Financial Officer of Ideal Accents, Inc.)

A signed original of this written statement required by Section 906 has been provided to Ideal Accents, Inc. and will be retained by Ideal Accents, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.